Exhibit 10.3

                                 AMENDMENT NO. 3

                                       TO

                           LOAN AND SECURITY AGREEMENT

            THIS  AMENDMENT  NO.  3 (this  "Amendment")  is  entered  into as of
October 18, 2006, by and among BUCYRUS INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware ("Bucyrus"), MINSERCO, INC., a corporation organized under the laws of the State of Delaware ("Minserco"), and BOONVILLE MINING SERVICES, INC., a corporation organized under the laws of the State of Delaware ("Boonville") (Bucyrus, Minserco and Boonville, each a "Borrower" and collectively, the "Borrowers"), BUCYRUS CANADA LIMITED, a corporation organized under the laws of the Province of Ontario ("Bucyrus Canada" and a "Guarantor"), the financial institutions set forth on the signature pages hereto (each a "Lender" and collectively, "Lenders"), GMAC COMMERCIAL FINANCE LLC, a limited liability company organized under the laws of the State of Delaware ("GMAC CF"), as administrative agent and collateral agent for the Lenders (GMAC CF, in such capacities, the "Agent") and as sole lead arranger, JPMORGAN CHASE BANK, N.A. as Documentation Agent, and LASALLE BANK NATIONAL ASSOCIATION as Syndication Agent.

                                   BACKGROUND

      Borrowers, Agent and Lenders are parties to an Amended and Restated Loan and Security Agreement dated as of May 27, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

      Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement as set forth below, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

      2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

            (a) Section 7.8 of the Loan Agreement is amended and restated in its entirety as follows:

            "7.8. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness for Money Borrowed of any Loan Party except in respect of (i) Indebtedness to the Lenders; (ii) Indebtedness incurred consisting of Canadian Intercompany Advances and Foreign Subsidiary Advances permitted under Section 7.5 hereof; (iii) Indebtedness consisting of the deferred purchase price of property or services or other purchase money debt in a principal amount not to exceed $5,000,000 in the aggregate at any time outstanding, (iv)
            Indebtedness with respect to Capital Leases, (v) Indebtedness outstanding on the Closing Date and set forth on Schedule 7.8, (vi) any extension, renewal, refinancing, in whole or in part, of Indebtedness described in the foregoing clauses (ii) through (v), provided that the principal amount of such Indebtedness shall not be increased unless such increased Indebtedness is otherwise permitted hereunder and the terms of such Indebtedness are not more onerous on the relevant Loan Party than the terms in effect as to the Indebtedness being refinanced and (vii) additional Indebtedness in an amount not in excess of $5,000,000 at any time outstanding.

            (b) Schedule 7.3 of the Loan Agreement is amended by inserting new paragraphs 8 and 9 at the end thereof, to read as follows:

            "8. Pursuant to a Parent Corporation Guarantee, the form of which was delivered to Agent on October 3, 2006, Bucryus International, Inc. has guaranteed obligations of Bucyrus (Australia) Pty. Ltd. to Anglo Coal (Contracting) Pty. Ltd. as Agent for the Capricorn Coal Developments Joint Venture.

            9. Pursuant to a Corporate Guarantee and Indemnity, the form of which was delivered to Agent on October 12, 2006, Bucryus International, Inc. has guaranteed obligations of Bucyrus (Australia) Pty. Ltd. to Australia and New Zealand Banking Group Limited ABN 11 005 357 522.

      3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent:

            (a) Agent shall have received four (4) copies of this Amendment executed by Borrowers and the Required Revolving Lenders and consented and agreed to by Guarantor; and

            (b) Agent shall have received true and correct copies of the documents referred to in the amendment to Schedule 7.3 above (including the underlying contracts being guaranteed), and such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

      4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

            (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

      5. Effect on the Loan Agreement.

            (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

      7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                    BUCYRUS INTERNATIONAL, INC.


                                    By: /s/ John F. Bosbous
                                       -----------------------------------------
                                    Name:  J. F. Bosbous
                                    Title: Treasurer


                                    MINSERCO, INC.


                                    By:  /s/ John F. Bosbous
                                        ----------------------------------------
                                    Name:  J. F. Bosbous
                                    Title: Treasurer


                                    BOONVILLE MINING SERVICES, INC.


                                    By: /s/ C. R. Mackus
                                       -----------------------------------------
                                    Name:  C. R. Mackus
                                    Title: V.P. Finance, Treasurer
                                           and Secretary


                                    GMAC COMMERCIAL FINANCE LLC,
                                    as Agent and Lender


                                    By: /s/ Joseph Skaferowsky
                                       -----------------------------------------
                                    Name:  Joseph Skaferowsky
                                    Title: Director

                                    Commitment Percentage:  33.3333%
                                    Commitment:  $66,666,666.67


                                    JPMORGAN CHASE BANK, NATIONAL
                                    ASSOCIATION, as Lender


                                    By: /s/ Jane W. Mezera
                                       -----------------------------------------
                                    Name:  Jane W. Mezera
                                    Title: Vice President

                                    Commitment Percentage:  33.3333
                                    Commitment:  $66,666,666.66

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as Lender

                                    By:  /s/ D. Marinovic
                                       -----------------------------------------
                                    Name:  Dusko Marinovic
                                    Title: Vice President

                                    Commitment Percentage:  33.3333%
                                    Commitment:  $66,666,666.67


CONSENTED AND AGREED TO:


/s/ C. R. Mackus
------------------------------
BUCYRUS CANADA LIMITED